UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2020 (June 12, 2020)

Medley Capital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
1-35040	(State or other jurisdiction of incorporation)	27-4576073
(Commission File Number)		(I.R.S. Employer Identification No.)
280 Park Avenue, 6th Floor East
New York, NY 10017
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 759-0777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MCC	The New York Stock Exchange
6.500% Notes due 2021	MCX	The New York Stock Exchange
6.125% Notes due 2023	MCV	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On June 12, 2020, the board of directors (the “Board”) of Medley Capital Corporation (the “Company”), including its special committee (the “Special Committee”), approved an expense support agreement (the “Expense Support Agreement”) under which MCC Advisors LLC (“MCC Advisors”) and Medley LLC agreed (jointly and severally) to cap the management fee and all of the Company’s other operating expenses (except interest expenses, certain extraordinary strategic transaction expenses, and other expenses approved by the Special Committee at $667,000 per month) (the “Cap”).  Under the Expense Support Agreement, the Cap will be in effect from June 1, 2020 through September 30, 2020.

In connection with the Expense Support Agreement, the Board, including all of its independent directors, extended the term of the amended and restated investment management agreement between the Company and MCC Advisors (the “Investment Management Agreement”) and the administration agreement between the Company and MCC Advisors (the “Administration Agreement”) through the quarter ended September 30, 2020.

In connection with the foregoing, on June 12, 2020, the Board, including all of its independent director, approved an amendment to the Investment Management Agreement and an amendment to the Administration Agreement to provide, in each case, that such agreement may be terminated by the Company or MCC Advisors with 30 days’ notice, rather than 60 days’ notice.

The foregoing descriptions of or references to the Expense Support Agreement, the amendment to the Investment Management Agreement, and the amendment to the Administration Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively.

Item 9.01     Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

10.1	Expense Support Agreement, dated as of June 12, 2020, by and between the Medley Capital Corporation, Medley LLC, and MCC Advisors LLC
10.2	Amendment No. 1 to Amended and Restated Investment Management Agreement, dated as of June 12, 2020, by and between Medley Capital Corporation and MCC Advisors LLC
10.3	Amendment No. 1 to Administration Agreement, dated as of June 12, 2020, by and between Medley Capital Corporation and MCC Advisors LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2020		MEDLEY CAPITAL CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer